UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2015

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street
Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2015, Sanchez Energy Corporation (the “Company”) announced that its board of directors has appointed G. Gleeson Van Riet as the Company’s Senior Vice President and Chief Financial Officer, effective immediately. Prior to his appointment, Mr. Van Riet served as the Company’s Interim Co-Chief Financial Officer from March 9, 2015 until the resignation of Mr. Long, the Company’s now retired Executive Vice President and Co-Chief Financial Officer, became effective on April 30, 2015, at which time Mr. Van Riet then acted as the Company’s Interim Chief Financial Offer until his appointment to Senior Vice President and Chief Financial Officer of the Company became effective on May 18, 2015.

For additional information regarding Mr. Van Riet, please see the previously disclosed information in the Company’s Current Reports on Form 8-K filed on March 11, 2015 and May 8, 2015.

Mr. Van Riet will receive compensation and participate in benefit plans at levels consistent with his position and scope of responsibility.  Mr. Van Riet is eligible to participate in the Company’s Amended and Restated 2011 Long Term Incentive Compensation Plan (the “Plan”).  In connection with his employment, the Company granted 100,000 shares of restricted common stock, par value $0.01 per share (the “Common Stock”), to Mr. Van Riet pursuant to the Plan.  Mr. Van Riet’s grant of restricted Common Stock was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File No. 333-178920) and is incorporated herein by reference, and will vest pro-rata over a three-year period.  Notwithstanding the foregoing, upon the occurrence of a Change of Control (as defined in the Plan), the shares of restricted Common Stock will vest automatically.  In addition, in the event of Mr. Van Riet’s death, the Committee (as defined in the Plan) may, but is not obligated to, accelerate the vesting of any or all of the shares of restricted Common Stock. Further, notwithstanding the above, pursuant to the terms of Mr. Van Riet’s restricted stock agreement, the Committee may, at its sole discretion, choose to accelerate the vesting of an award of restricted shares at any other time.

On May 18, 2015, the Company announced Mr. Van Riet’s appointment to Senior Vice President and Chief Financial Officer of the Company. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01.                Regulation FD Disclosure

On May 18, 2015, the Company issued the press release described above in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

10.1	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).
99.1	Press release, dated May 18, 2015, announcing G. Gleeson Van Riet’s appointment to Senior Vice President and Chief Financial Officer of Sanchez Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: May 18, 2015	By:	/s/ G. Gleeson Van Riet
G. Gleeson Van Riet
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits

10.1	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).
99.1	Press release, dated May 18, 2015, announcing G. Gleeson Van Riet’s appointment to Senior Vice President and Chief Financial Officer of Sanchez Energy Corporation.